DEAN WITTER PRECIOUS METALS AND MINERALS TRUST  TWO WORLD TRADE CENTER, NEW
                                                YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995

DEAR SHAREHOLDER:

Gold and the other precious metals have weathered a challenging environment over the past year. Inflation has been benign, foreign economic growth has slowed and real interest rates (minus inflation) have remained above average, which reduces the attractiveness of owning a non-interest-bearing investment such as gold. During the 12 months ended October 31, 1995, the spot price of gold traded in a range of $370 to $395 per ounce and closed the period at $383 per ounce. The fact that gold was unable to breach the $400 per ounce level proved to be a key psychological barrier, because each time gold neared that spot price, gold producers "sold forward" their inventories. (Selling forward is a hedging technique in which producers sell at a set price and deliver at a specified later date.)

Overall, global demand for gold has been steady, while new mine production has been declining. In that scenario, demand has been met by gold bullion sales by international central banks, a process known as disinvestment. Mine production in South Africa, which supplies approximately 35 percent of the world's gold, is also declining and is expected to continue to do so through the end of the century. This implies that either gold prices have to go up or disinvestment will have to increase to satisfy the growing demand.

FUND PERFORMANCE

For the fiscal year ended October 31, 1995, Dean Witter Precious Metals and Minerals Trust posted a total return of -12.78 percent, including short- and long-term capital gains distributions of approximately $0.22 per share. Despite disappointing overall performance during the fiscal year the Fund outperformed the average gold-oriented fund, which registered a total return of -13.50 percent as measured by

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

Lipper Analytical Services, Inc. The broader stock market maintained its strong performance during the fiscal year as evidenced by the Standard & Poor's Composite Index of 500 stocks (S&P 500), which registered a total return of
26.43 percent.

The accompanying chart compares the performance of a $10,000 investment in the Fund from inception (August 6, 1990) through the fiscal year ended October 31, 1995, with that of the Lipper Gold-Oriented Funds Index and the S&P 500.

THE PORTFOLIO
                                                    [GRAPHIC]

In an environment of stable gold prices
the Fund is
focusing on companies that the
portfolio manager believes to be
low-cost producers with solid balance
sheets and superior management.
Portfolio holdings that satisfy these
criteria include Barrick Gold Corp.,
Placer Dome, Inc., Kinross Gold Corp.
and TVX Gold, Inc., in Canada; Newmont
Mining Corp. in the United States; and
Mount Edon Gold Mines Ltd. in
Australia.
                                                    [GRAPHIC]

We shifted 4 percent of the Fund's net
assets into base metals companies
during the fiscal year so that the Fund
can participate in the high profit
potential and strong cash flow that
these companies exhibit. Examples of
base metals holdings include Aluminum
Company of America (ALCOA), Phelps
Dodge and Reynolds Metals, all U.S.
companies.

OUTLOOK
                                                    [GRAPHIC]

With the holiday season looming, we
expect gold prices to trend higher as
demand for gold and jewelry picks up.
Keep in mind that increased inflation
is not required to support higher gold

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

prices if demand becomes stronger than the current supply of gold. Given our outlook for steady and growing demand for gold, coupled with reduced supply, we believe the Fund is well positioned to benefit from this scenario.

We appreciate your support of Dean Witter Precious Metals and Minerals Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

        [SIGNATURE]

CHARLES A. FIUMEFREDDO

CHAIRMAN OF THE BOARD

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             COMMON STOCKS (88.6%)
             AUSTRALIA (15.8%)
             DIAMOND MINING
   358,400   Ashton Mining Ltd....................  $      449,433
                                                    --------------
             GOLD
   425,000   Delta Gold*..........................         910,860
    37,767   Goldfields Ltd.*.....................          93,284
   612,385   Gold Mines of Kalgoorlie Ltd.........         488,683
    15,000   Lihir Gold Limited (ADR)*............         331,875
   400,000   Macraes Mining Co. Ltd...............         525,920
   249,950   Mount Edon Gold Mines Ltd............         596,481
   190,000   Newcrest Mining Ltd..................         779,760
   175,000   Niugini Mining Ltd...................         363,090
   375,000   Normandy Poseidon Ltd................         441,750
   100,000   North Flinders Mines Ltd.............         539,600
   300,000   Pasminco Ltd.........................         330,600
   360,000   Placer Pacific Ltd...................         681,264
   150,000   Plutonic Resources Ltd...............         684,000
   200,000   Ross Mining N.L......................         165,680
   140,000   Sons of Gwalia Ltd...................         691,600
   109,375   Western Mining Corp. Holdings Ltd....         699,913
                                                    --------------
                                                         8,324,360
                                                    --------------
             TOTAL AUSTRALIA......................       8,773,793
                                                    --------------
             CANADA (38.9%)
             GOLD
    90,000   Agnico-Eagle Mines Ltd...............         990,000
   216,750   Barrick Gold Corp....................       5,012,344
   115,000   Cambior, Inc.........................       1,134,590
   140,200   Dayton Mining Corp.*.................         490,644
   135,000   Echo Bay Mines Ltd...................       1,215,000
    60,000   Goldcorp, Inc........................         513,774
    36,600   Golden Knight Resources, Inc.........         183,000
   140,000   Hemlo Gold Mines, Inc................       1,172,752
   125,000   Kinross Gold Corp.*..................         930,750
    60,000   Miramar Mining Corp.*................         307,146
   115,000   Pegasus Gold, Inc....................       1,265,000
   140,000   Placer Dome, Inc.....................       3,062,500
   200,000   Prime Resources Group, Inc.*.........       1,451,980
   135,000   Rayrock Yellowknife Resources,
             Inc.*................................       1,005,210
   100,000   Royal Oak Mines, Inc.*...............         364,850
    55,000   Teck Corp. (B Shares)................       1,013,589
   220,000   TVX Gold, Inc.*......................       1,430,000
                                                    --------------

             TOTAL CANADA.........................      21,543,129
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             UNITED KINGDOM (2.0%)
             GOLD
    65,000   Ashanti Goldfields Ltd...............  $    1,145,625
                                                    --------------

             UNITED STATES (31.9%)
             ALUMINUM
    17,000   Aluminum Co. of America..............         867,000
    15,000   Reynolds Metals Co...................         755,625
                                                    --------------
                                                         1,622,625
                                                    --------------
             COPPER
    10,000   Phelps Dodge Corp....................         633,750
                                                    --------------
             GOLD
   200,000   Amax Gold, Inc.......................       1,125,000
   180,000   Battle Mountain Gold Co. (Class A)...       1,372,500
   100,000   Canyon Resources Corp.*..............         193,750
   100,000   Freeport-McMoran Copper & Gold, Inc.
             (Class A)............................       2,287,500
    40,000   Golden Star Resources Ltd............         195,000
    75,000   Homestake Mining Co..................       1,153,125
    38,000   Newmont Gold Co......................       1,368,000
    70,000   Newmont Mining Corp..................       2,642,500
   200,000   Santa Fe Pacific Gold Corp...........       1,975,000
                                                    --------------
                                                        12,312,375
                                                    --------------
             PLATINUM & PALLADIUM
    55,000   Stillwater Mining Co.*...............         914,375
                                                    --------------
             SILVER
    91,040   Coeur D'Alene Mines Corp.............       1,536,300
    90,000   Hecla Mining Co.*....................         663,750
                                                    --------------
                                                         2,200,050
                                                    --------------

             TOTAL UNITED STATES..................      17,683,175
                                                    --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $52,959,092)........      49,145,722
                                                    --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             U.S. GOVERNMENT OBLIGATIONS (6.3%)
 $     500   U.S. Treasury Note
             7.875% due 01/15/98..................  $      522,422
     1,325   U.S. Treasury Note
             7.875% due 11/15/99..................       1,422,305

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------
 $     500   U.S. Treasury Note
             8.75% due 08/15/00...................  $      560,156
       900   U.S. Treasury Note
             7.50% due 05/15/02...................         977,203
                                                    --------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $3,235,808).........       3,482,086
                                                    --------------

             SHORT-TERM INVESTMENTS (a) (4.9%)
             U.S. GOVERNMENT AGENCIES
     2,725   Federal Home Loan Mortgage Corp.
             5.65% to 5.82% due 11/01/95 to
             11/02/95
             (Amortized Cost $2,724,871)..........       2,724,871
                                                    --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $58,919,771)
(B)..........................       99.8%   55,352,679

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES........        0.2        95,605
                                   -----   -----------

NET ASSETS...................      100.0%  $55,448,284
                                   -----   -----------
                                   -----   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $59,387,630; the aggregate gross unrealized appreciation is $3,020,119 and the aggregate gross unrealized depreciation is $7,055,070, resulting in net unrealized depreciation of $4,034,951.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $58,919,771).............................  $55,352,679
Cash........................................................       46,480
Receivable for:
    Investments sold........................................      296,690
    Shares of beneficial interest sold......................      140,878
    Interest................................................      100,320
    Dividends...............................................       46,700
Prepaid expenses and other assets...........................       25,399
                                                              -----------

     TOTAL ASSETS...........................................   56,009,146
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................      348,303
    Plan of distribution fee................................       52,813
    Shares of beneficial interest repurchased...............       43,515
    Investment management fee...............................       42,250
Accrued expenses and other payables.........................       73,981
                                                              -----------

     TOTAL LIABILITIES......................................      560,862
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   58,446,449
Net unrealized depreciation.................................   (3,567,018)
Accumulated net investment loss.............................      (30,895)
Accumulated undistributed net realized gain.................      599,748
                                                              -----------

     NET ASSETS.............................................  $55,448,284
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  5,676,294 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $9.77
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:

INCOME
Dividends (net of $44,966 foreign withholding tax)..........  $   554,607
Interest....................................................      471,146
                                                              -----------

     TOTAL INCOME...........................................    1,025,753
                                                              -----------

EXPENSES
Plan of distribution fee....................................      646,161
Investment management fee...................................      516,929
Transfer agent fees and expenses............................      105,850
Professional fees...........................................       66,179
Shareholder reports and notices.............................       50,614
Custodian fees..............................................       29,064
Trustees' fees and expenses.................................       21,472
Organizational expenses.....................................       18,336
Registration fees...........................................       17,910
Other.......................................................        4,558
                                                              -----------

     TOTAL EXPENSES.........................................    1,477,073
                                                              -----------

     NET INVESTMENT LOSS....................................     (451,320)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................    1,085,755
    Foreign exchange transactions...........................         (205)
                                                              -----------

     TOTAL GAIN.............................................    1,085,550
                                                              -----------
Net change in unrealized appreciation on:
    Investments.............................................   (9,565,996)
    Translation of other assets and liabilities denominated
      in foreign currencies.................................           64
                                                              -----------

     TOTAL DEPRECIATION.....................................   (9,565,932)
                                                              -----------

     NET LOSS...............................................   (8,480,382)
                                                              -----------

NET DECREASE................................................  $(8,931,702)
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1995   OCTOBER 31, 1994
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................    $   (451,320)      $  (575,765)
Net realized gain...........................................       1,085,550         1,811,762
Net change in unrealized appreciation.......................      (9,565,932)          866,334
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................      (8,931,702)        2,102,331

Distributions from net realized gain........................      (1,383,398)          (85,434)
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      (7,680,413)       26,223,045
                                                              ----------------   ----------------

     TOTAL INCREASE (DECREASE)..............................     (17,995,513)       28,239,942

NET ASSETS:
Beginning of period.........................................      73,443,797        45,203,855
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING A NET INVESTMENT LOSS OF $30,895 AND $0,
    RESPECTIVELY)...........................................    $ 55,448,284       $73,443,797
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Precious Metals and Minerals Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $120,000 and was reimbursed for the full amount thereof. Such expenses were fully amortized as of August 5, 1995.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $234,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $13,945,439 and $22,089,007, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $505,313 and $506,172, respectively.

For the year ended October 31, 1995, the Fund incurred brokerage commissions of $22,154 with DWR for portfolio transactions executed on behalf of the Fund. At October 31, 1995, the Fund's receivable for investments sold included an unsettled trade with DWR of $77,247.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $13,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                         OCTOBER 31, 1995              OCTOBER 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   10,016,172   $  104,853,425    11,161,794   $129,170,304
Reinvestment of distributions....................................      130,623        1,296,062         6,713         77,805
                                                                   -----------   --------------   -----------   ------------
                                                                    10,146,795      106,149,487    11,168,507    129,248,109
Repurchased......................................................  (10,882,589)    (113,829,900)   (8,942,956)  (103,025,064)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................     (735,794)  $   (7,680,413)    2,225,551   $ 26,223,045
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1995, paid-in-capital was charged $378,237, accumulated undistributed net realized gain was charged $42,188 and accumulated net investment loss was credited $420,425.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                            FOR THE
                                                                                            PERIOD
                                                                                           AUGUST 6,
                                                                                             1990*
                                                FOR THE YEAR ENDED OCTOBER 31               THROUGH
                                    -----------------------------------------------------   OCTOBER
                                      1995       1994       1993       1992       1991     31, 1990
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $  11.45   $  10.80   $   7.87   $   8.59   $   8.57   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net investment income (loss).......    (0.08)     (0.06)     (0.04)     (0.05)      0.06       0.05
Net realized and unrealized gain
 (loss)............................    (1.38)      0.73       2.97      (0.62)      0.03      (1.48)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...    (1.46)      0.67       2.93      (0.67)      0.09      (1.43)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    --         --         --         (0.04)     (0.07)     --
   Net realized gain...............    (0.22)     (0.02)     --         (0.01)     --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.22)     (0.02)     --         (0.05)     (0.07)     --
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   9.77   $  11.45   $  10.80   $   7.87   $   8.59   $   8.57
                                    ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........   (12.78)%     6.18%     37.23%     (7.97)%     1.23%    (14.30)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     2.29%      2.28%      2.79%      3.30%      2.18%(4)     1.49%(2)(3)

Net investment income (loss).......    (0.70)%    (0.87)%    (1.07)%    (0.74)%     0.93%(4)     2.99%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................   $55,448    $73,444    $45,204    $15,135    $11,246     $5,843

Portfolio turnover rate............       23%        46%        25%         9%        11%     --   %(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager (after application of the Fund's expense limitation), the above annualized expense and net investment income ratios would have been 3.50% and 0.98%, respectively.
(4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager (after application of the Fund's expense limitation), the above annualized expense and net investment income ratios would have been 3.50% and (0.39)%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Precious Metals and Minerals Trust (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period August 6, 1990 (commencement of operations) through October 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 14, 1995

--------------------------------------------------------------------------------
                      1995 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended October 31, 1995, the Fund paid to shareholders $0.21 per share from long-term capital gains.

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Konrad Krill
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER PRECIOUS METALS AND MINERALS TRUST


[Graphic]


ANNUAL REPORT
OCTOBER 31, 1995

DEAN WITTER PRECIOUS METALS
                                GROWTH OF $10,000

            DATE           TOTAL                   S&P               LIPPER IX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
August 6, 1990            $10,000                $10,000             $10,000
-------------------------------------------------------------------------------
October 31, 1990          $ 8,570                $ 9,179             $ 8,666
-------------------------------------------------------------------------------
October 31, 1991          $ 8,675                $12,251             $ 9,061
-------------------------------------------------------------------------------
October 31, 1992          $ 7,984                $13,469             $ 7,438
-------------------------------------------------------------------------------
October 31, 1993          $10,956                $15,476             $11,865
-------------------------------------------------------------------------------
October 31, 1994          $11,634                $16,072             $13,708
-------------------------------------------------------------------------------
October 31, 1995          $10,050 (3)            $20,321             $11,139
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
              1 YEAR               5 YEARS            LIFE OF FUND
          ----------------------------------------------------------
          ----------------------------------------------------------
            -12.78 (1)            3.44 (1)             0.28 (1)
          ----------------------------------------------------------
            -17.04 (2)            3.08 (2)            0.09 (2)
          ----------------------------------------------------------

          ----------------------------------------------------------
          ----------------------------------------------------------
                   Fund          S&P 500 (4)         LIPPER IX (5)
           -------       -------             -------
          ----------------------------------------------------------
          ----------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
----------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 1%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 1% CDSC, assuming a complete redemption on October 31, 1995.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Gold-Oriented Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper Gold-Oriented Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.